UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2011

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	51-0371142
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.

On November 2, 2011, j2 Global Communications, Inc. issued a press release announcing its financial results for the third quarter of fiscal 2011. In the press release, j2 Global reaffirmed its fiscal 2011 financial estimates as follows: Non-GAAP revenues from $335 to $345 million and Non-GAAP EPS of $2.46 to $2.56, exclusive in each case, where applicable, of approximately $9 million of share-based compensation expense, approximately $4 million of transition-related costs and the impact of a Q1 2011 one-time, non-cash, change in estimate relating to deferred revenues. In addition, the press release announced that j2 Global’s Board of Directors approved the declaration of a quarterly cash dividend to its shareholders of $0.205 per common share, a 2.5% increase versus last quarter’s dividend. The dividend will be paid on November 28, 2011 to all shareholders of record as of the close of business on November 14, 2011. Future dividends will be subject to Board approval. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Also on November 2, 2011, at 5:00 p.m. Eastern time, j2 Global hosted its third quarter 2011 earnings conference call and Webcast. Via the Webcast, j2 Global presented portions of its November 2, 2011 Investor Presentation, which contains a summary of j2 Global's financial results for the fiscal quarter ended September 30, 2011, reaffirms financial guidance for the fiscal year ending December 31, 2011 and includes information relating to the above-referenced quarterly cash dividend and certain other financial and operating information regarding j2 Global. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated November 2, 2011.
99.2	November 2, 2011 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc.
(Registrant)

Date: November 2, 2011	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated November 2, 2011.
99.2	November 2, 2011 Investor Presentation.